                                                                   Exhibit 10.16


                            FULL SERVICE AGREEMENT


     This AGREEMENT (hereinafter referred to as "Agreement") is entered into this 19th day of January, 1999, and made effective as of __________________, by and between Web Street Securities, Inc., an Illinois corporation having its principal offices at 510 Lake Cook Road, 4/th/ Floor, Deerfield, IL 60015 (hereinafter referred to as "Web Street"), and Landsbref, Ltd., a corporation domiciled in Iceland having its principal office at Sudurlandsbraut 24, 108 Reykjavik, Iceland (hereinafter referred to as "Landsbref").


                              W I T N E S S E T H

     WHEREAS, Web Street is (i) registered with the Securities and Exchange Commission (hereinafter referred to as "SEC"), as a broker/dealer of securities, in accordance with Section 15(b) of the Securities Exchange Act of 1934 (hereinafter referred to as the "Act"), (ii) a member of the National Association of Securities Dealers, Inc. (hereinafter referred to as "NASD"), and
(iii) a member of the Security Investor's Protection Corporation (hereinafter referred to as "SIPC"); and

     WHEREAS, Landsbref is (i) a securities house, a wholly owned subsidiary of The National Bank of Iceland, (ii) registered with the Icelandic Securities Exchange, as a broker/dealer of securities, in accordance with laws nr. 13/1996, Act on securities transactions, which include supervision and compliance of the Bank inspectorate of the Central Bank of Iceland; and

     WHEREAS, The clearing firm that Web Street and Landsbref currently use is US Clearing (hereinafter referred to as the "Clearing Firm"), or as amended from time to time; and

     WHEREAS, Web Street and Landsbref have entered into an agreement whereby Landsbref will trade securities through Web Street, whereby Landsbref will, among other things, open separately numbered accounts in Landsbref's name (hereinafter referred to as the "Landsbref Accounts") with the intention to assist fully discretionary customers of Landsbref, trading in foreign securities (hereinafter referred to as the "Customer") and thus maintaining these accounts on the behalf of the Customer; and otherwise avail itself of Web Street's facilities and services, all as more fully set forth below;


     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


     1.   Establishment of Landsbref Accounts.
          -----------------------------------

     On or after the Effective Date, Landsbref will complete and submit to Web Street Web

Street's standard account application and standard arbitration agreement and other paperwork customarily required of Web Street customers by Web Street, including, without limitation, I.R.S. Forms W-8 and 1001. Upon receipt of all required documentation and other information, Web Street will assign to Landsbref separate account numbers (as requested by Landsbref), and Landsbref will select passwords for each such account and advise Web Street of such passwords and the accounts to which they are assigned. When a Landsbref customer enters into an agreement for trading with Landsbref, on a discretionary basis, Landsbref may in its discretion give such customer access to one of the Landsbref accounts; subject, however, to Clearing Firm requirements. For all purposes throughout this Agreement, it is understood that each Landsbref Account is a legally separate account from all other Landsbref Accounts notwithstanding that such accounts include the "Landsbref" name.


     2.   Maintenance of Landsbref Accounts; Trading Procedure.
          ----------------------------------------------------

     All Landsbref Accounts will be maintained according to the following procedures and protocols:

     (a) For the duration of this Agreement, orders may be placed by Landsbref for any Landsbref Account, with the use of a correct, active account number, user name and password, and otherwise in the manner from time to time prescribed by Web Street.

     (b) Web Street and Landsbref shall establish a joint account with the clearing firm which account includes "Landsbref/Web Street" in its title ("Joint Clearing Account"). The Joint Clearing Account will be funded by Landsbref, and will serve as a basic clearing deposit and as security for any and all amounts that may become due and owing by Landsbref to Web Street and/or the Clearing Firm under the terms of this Agreement. On the Effective Date, Landsbref shall deposit, and at all times maintain on deposit with the Clearing Firm a balance which is determined by Landsbref, according to the volume of business that Landsbref generates and according to Landsbref's service standards.

     (c) Orders for trades made for Landsbref Accounts shall be placed in any manner available to other Web Street customers, i.e., on-line (via the Internet), by fax or by telephone through a Web Street trader. Orders received outside New York Stock Exchange market hours (being 9:30 a.m. to 4:00 p.m. Eastern U.S. time) will be executed at the opening or as near the opening of the applicable market as is practicable the next
          business day.   Landsbref will provide the account number and
          associated password for all Landsbref Accounts for which it submits orders.

     (d) All trades for Landsbref Accounts shall be settled through the individual Landsbref accounts. All account transfers, account deposits, liquidations of account assets, and the like, in Landsbref Accounts shall be made only at the direction of Landsbref or Web Street through the Joint Clearing Account.

     (e) Landsbref will have access to all Web Street services (subject to any technological limitations beyond Web Street's control), including stock quotes, research, news reports and portfolio management capabilities, as well as 24 hours/day, 7days/week telephone access to customer service representatives (see Exhibit A for a listing of Web Street features and resources available as of the date hereof).


     (f) All charges for Landsbref Account activity will be made according to the Web Street commission schedule applicable to Web Street customers generally, as in effect from time to time. (The commission schedule in effect at the date hereof is attached as Exhibit B.) All charges for the individual account activity shall be paid by Landsbref to Web Street out of the individual Landsbref Account. Web Street shall be authorized to initiate funds transfers from the individual Landsbref Accounts in that respect. Landsbref is authorized to charge The Customer, in addition to Web Street pricing schedule (Exhibit B), directly according to a commission schedule determined by Landsbref (Attached as Exhibit D) in its sole discretion for all trading activity, as amended from time to time by Landsbref. The difference (Landsbref commission) in Landsbref pricing schedule as Exhibit D and Web Street Schedule Exhibit B shall be deducted from the individual Landsbref Account and deposited into a separate "Commission" account in Landsbref's name at the Clearing Firm (hereinafter referred to as "the Landsbref Commission Account"). Any other provision contained herein to the contrary notwithstanding, Landsbref guarantees to Web Street payment of all charges (including, without limitation, commission charges and customer debits) to individual Landsbref Accounts. In no event will Web Street satisfy or seek to satisfy any Landsbref Account obligation to Web Street from any account other than the individual Landsbref Account from which the particular obligation is owing.

     (g) All Landsbref Accounts will have the benefit of the same insurance coverage for loss due to broker-dealer or clearing corporation error as other Web Street customers, including SIPC insurance up to an aggregate of $500,000 ($100,000 cash and $400,000 securities). Additional such coverage which applies to Web Street customers as of the date hereof is set forth in the attached Exhibit C.

     (h) Landsbref will have the ability to purchase options and to purchase securities on margin according to the same terms and conditions as other Web Street customers. Landsbref is authorized to charge The Customer, in addition to Web Street pricing schedule (Exhibit B), directly according to a commission schedule determined by Landsbref (Attached as Exhibit D) in its sole discretion for all trading activity, as amended from time to time by Landsbref. The Clearing Firm will be responsible for the extension of credit under Regulation T of the Federal Reserve and NASD Article III, Section 30, Appendix A. All margin calls issued to Landsbref Accounts shall be met promptly of the individual Landsbref Account in question. Upon receipt of a margin call, Web Street will promptly notify

          Landsbref by e-mail or by phone of the margin call. Web Street shall in all events have authority to transfer funds out of individual Landsbref Account to satisfy a margin call if such margin call is not met within a reasonable period of time but in no event have authority to withdraw funds out of the Joint Clearing Account without Landsbref's approval.

     (i) All notices and other written materials required or permitted to be prepared and submitted by Landsbref shall include complete and accurate English language versions or translations, as applicable and otherwise as required under U.S. Securities laws and regulations. Any translation of an originally English language document into Icelandic shall be made by and at the expense of Landsbref; and Landsbref shall be responsible for any errors in any such translation and shall indemnify and defend Web Street for any and all losses, costs, monetary judgement and the like, including reasonable attorneys' fees and court costs, incurred by Web Street and arising from any such translations.

     (j) All clearing functions, including order tickets, time stamps, confirmations and statement generation shall be conducted by the Clearing Firm or such other clearing operation (including Web Street, should it become self-clearing) as Web Street may in its sole discretion designate. Other than in the case of Web Street becoming self-clearing, Landsbref waives any claim it may have against Web Street, its officers, directors, shareholders, employees, agents, successors in interest and legal representatives for loss or damage resulting from a clearing company error or omission or market maker error or omission.

     (k) Web Street will promptly forward to Landsbref all daily and monthly Clearing Firm reports relating to transactions involving Landsbref Accounts.

     (l) Web Street will promptly forward all Clearing Firm confirmations to Landsbref Accounts and will promptly forward to Landsbref all monthly statements for Landsbref Accounts with activity, and quarterly statements for all such accounts. Web Street will forward all transactions on weekly basis on digital format.

     (m) The Clearing Firm will be the "direct inquirer" for Landsbref under Rule 17f-1 (Lost and Stolen Securities) as promulgated by the SEC under the Act.

     (n) Web Street will answer, or seek diligently to obtain answers, and to comply with any Landsbref complaints regarding activities for which Web Street or the Clearing Firm has responsibility.

     (o) The Clearing Firm shall be responsible for all actions required in connection with dividends, interest, redemptions, tenders, exchanges and/or warrant offers involving any securities held by Landsbref Accounts.

     (p) Landsbref shall be required to pay for securities purchased for Landsbref Accounts. Financing a portion of this balance may be arranged under applicable NASD or Federal Reserve regulations.

     (q) It is understood and agreed that all transactions conducted pursuant to this Agreement will take place and be denominated in U.S. currency. Web Street shall not have any responsibility for currency losses incurred by Landsbref or any Landsbref Accounts resulting from the repatriation of funds to Iceland, as a result exchange rates, or for any other reason.


     3.   Additional Responsibilities of Landsbref.
          -----------------------------------------

     (a)  Landsbref will promptly transmit all funds to the Joint Clearing
          Account.

     (b) Landsbref will provide the Clearing Firm with all necessary information to open and maintain all Landsbref Accounts in such form as shall be reasonably acceptable to the Clearing Firm. Landsbref will furnish the Clearing Firm all necessary forms for handling Landsbref Accounts, including, when applicable, new account agreements, margin agreements, option agreements, and Forms W-8 and 1001 (where applicable). An officer of Landsbref shall approve, in writing, each Landsbref Account.

     (c) Landsbref will be responsible for its own compliance with and the obtaining of information on any sale of control or restricted stock under Rule 144 or otherwise. Landsbref shall also be responsible for the control of "inside information" which may restrict its activity in any security.

     (d) Landsbref represents that it has familiarized itself and will at all times remain familiar with the financial condition and investment objectives of each of its customers for whom it makes investment recommendations and/or decisions.


     4.   Additional responsibilities of Web Street
          -----------------------------------------

     (a) Web Street will be responsible for (i) operational function of the computer systems, including maintenance and updates, (ii) correct and complete transactions of cash and securities as requested by Landsbref for each Account, (iii) providing Landsbref all security standards, services and access as normally available to other Web Street customers.

     (b) Web Street will be responsible for maintaining all communications and relations on the behalf of Landsbref with the Clearing Firm and will seek diligently to resolve any issues that may arise during the term of this Agreement.

     5.   Additional Agreements, Representations and Warranties
          -----------------------------------------------------

     The Parties further agree, represent and warrant with and to the other as follows:

     (a) Web Street will not be responsible for any of Landsbref's office expenses, overhead or operating costs. Landsbref will not be responsible for any of Web Street's office expenses, overhead or operating costs

     (b) All orders submitted by Landsbref will be in accordance with Web Street instructions, as applicable. The parties expressly agree that Web Street shall not be bound by any investigation into the facts surrounding any transaction that it may have with Landsbref. Web Street shall not have any responsibility for compliance by Landsbref with any extraterritorial (i.e., non-U.S. domestic) laws or regulations which may be applicable to Landsbref.

     (c) Landsbref is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation. Landsbref is duly authorized to conduct business and is in good standing and duly licensed under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification. Landsbref has full power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

     (d) Web Street is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation. Web Street is duly authorized to conduct business and is in good standing and duly licensed under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification. Web Street has full power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

     (e) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which Landsbref is subject or any provision of the charter or bylaws of Landsbref, or (ii) conflict with, result in a breach of, or constitute a default under any contract, franchise permit or other agreement; or terminate, modify, or cancel, or require any notice under any contract, franchise, permit, or other agreement.

     (f) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency, or court to which Web Street is subject or any provision of the charter or bylaws of Web Street, or (ii) conflict with, result in a breach of, or constitute a default under any contract, franchise permit or other agreement; or terminate, modify, or cancel, or require any notice under any contract, franchise, permit, or other agreement.

     (g) Except as otherwise disclosed in writing by Landsbref to Web Street, Landsbref is not (i) subject to any unsatisfied judgment, order, decree, stipulation, injunction, or charge or (ii) a party, or threatened to be made a party, to any charge, complaint, action, suit, proceeding, hearing, or investigation in any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the Landsbref's directors or officers have any reason to believe that any such charge, complaint, action, suit, proceeding, hearing, or investigation may be brought or threatened against the Landsbref.

     (h) Except as otherwise disclosed in writing by Web Street to Landsbref , Web Street is not (i) subject to any unsatisfied judgment, order, decree, stipulation, injunction, or charge or (ii) a party, or threatened to be made a party, to any charge, complaint, action, suit, proceeding, hearing, or investigation in any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the Web Street's directors or officers have any reason to believe that any such charge, complaint, action, suit, proceeding, hearing, or investigation may be brought or threatened against Web Street.

     (i) Except as otherwise disclosed in writing by Landsbref to Web Street, Landsbref has complied with all laws (including rules and regulations thereunder) of federal, state, local, and foreign governments (and all agencies thereof) ("Laws"), and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice ("Action") has been filed or commenced against Landsbref alleging any failure to comply with any such law or regulation. Landsbref will at all times conduct its business in accordance with all applicable Laws, and will promptly notify Web Street if any Action or threatened Action has or is expected to have a material adverse effect on Landsbref's ability to perform its obligations hereunder.

     (j) Except as otherwise disclosed in writing by Web Street to Landsbref , Web Street has complied with all laws (including rules and regulations thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against Web Street alleging any failure to comply with any such law or regulation. Web Street will at all times conduct its business in accordance with all applicable Laws, and will promptly notify Landsbref if any Action or threatened Action has or is expected to have a material adverse effect on Web Street's ability to perform its obligations hereunder.

     (k) Each party is a member in good standing, or duly registered, as applicable, of all federal and local regulatory organizations and governmental agencies to whose jurisdiction it is subject; and each party is in compliance with all capital and financial reporting requirements of all such organizations and agencies; and each party will at all times remain in good standing and in compliance as aforesaid

     (l) Each Party will notify the other of any changes or modification in its status under any foreign or domestic regulatory or other governmental authority to whose jurisdiction it is subject.


     6.   Joint Marketing.
          ---------------

     Web Street hereby grants a non-exclusive, royalty-free license to Landsbref, provided that such license shall be exclusive for Landsbref for use within Iceland, to use, reproduce and display the name "Web Street" and variations thereof (hereinafter referred to as the "Web Street Marks"), as follows:

     (a) The grant of license shall be co-terminous with the term of this Agreement.

     (b) The grant of license shall be exclusive with respect to use of the Web Street Marks in Iceland only. No use of the Web Street Marks outside Iceland is contemplated or agreed to.

     (c) Included in the grant of license herein is the right to use Web Street advertising and promotional materials (hereinafter referred to as the "Web Street Materials") in Iceland.

     (d) Landsbref will provide and be responsible for all translations into Icelandic of Web Street Materials. Landsbref will provide Web Street with copies of all Web Street Materials used by Landsbref; and Web Street will have the right, upon request, to approve in advance Landsbref's use of any Web Street Mark and/or Web Street Materials. Landsbref will indemnify, defend and hold Web Street harmless for any violations of law resulting from Landsbref's use of Web Street Marks or Web Street Materials in Iceland.

     (e) It is understood and agreed that, for the duration of this Agreement, Web Street will not make any Web Street Marks available to, or otherwise enter into any joint agreement, with any other firm or entity in Iceland or for use in Iceland.

     (f) For the duration of this Agreement, all inquires by any Icelandic citizen will be directed to Landsbref. Web Street will not open any accounts for Icelandic citizens unless through Landsbref who will represent Web Street in the Icelandic market. Price schedule for the Icelandic market will be decided by Landsbref as set forth in section 2, paragraph (f).


     7.   Indemnification of Web Street.
          -----------------------------

     (a) Landsbref will indemnify and hold Web Street harmless and its respective employees, officers, directors, shareholders and agents, and each person, if any, who controls Web Street within the meaning of the Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party") against any suits, losses, claims, damages, or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), as and when incurred, by any of the Indemnified Parties, under the Act resulting from (i) any act or omission by Landsbref constituting a breach of any term, covenant, condition, representation or warranty herein contained; (ii) any misleading statement or omission by Landsbref in this Agreement; (iii) any claim by any customer of Landsbref pertaining to the suitability of one or more investments or any other matter not attributable to the breach of any obligation or misrepresentation by Web Street herein; and/or (iv) any governmental or regulatory claim, investigation, charge or the like ("Action") against Landsbref unless such Action is attributable to the breach of an obligation or misrepresentation by Web Street herein.

     (b) Promptly after receipt by an Indemnified Party of notice of the commencement of any action, proceeding, or investigation, such Indemnified Party will, if a claim in respect thereof is to be made against Landsbref, notify Landsbref of the commencement thereof; but the omission to notify Landsbref will not relieve it from any liability which it may have to any Indemnified Party under this Section unless Landsbref has been substantially prejudiced by such omission. In case any such action is brought against any Indemnified Party and it notifies Landsbref of the commencement thereof, Landsbref will be entitled to participate in the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel).

     (c) The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any termination of this Agreement.

     8.   Indemnification of Landsbref
          ----------------------------

     (a) Web Street will indemnify and hold Landsbref harmless and its respective employees, officers, directors, shareholders and agents, and each person, if any, who controls Landsbref within the meaning of the Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party") against any suits, losses, claims, damages, or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), as and when incurred, by any of the Indemnified Parties, under the Act resulting from (i) any act or omission by Web Street constituting a breach of any term, covenant, condition, representation or warranty herein contained; (ii) any misleading statement or omission by Web Street in this Agreement; and/or (iii) any governmental or regulatory claim, investigation, charge or the like ("Action") against Web Street unless such Action is attributable to the breach of an obligation or misrepresentation by Landsbref herein.

     (b) Promptly after receipt by an Indemnified Party of notice of the commencement of any action, proceeding, or investigation, such Indemnified Party will, if a claim in respect thereof is to be made against Web Street , notify Web Street of the commencement thereof; but the omission to notify Web Street will not relieve it from any liability which it may have to any Indemnified Party under this Section unless Web Street has been substantially prejudiced by such omission. In case any such action is brought against any Indemnified Party and it notifies Web Street of the commencement thereof, Web Street will be entitled to participate in the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel).

     (c) The indemnity and contribution agreements contained in this Section 8 shall remain operative and in full force and effect regardless of any termination of this Agreement.


     9.   Miscellaneous:
          -------------

     (a)  Binding Effect:  This Agreement shall be binding upon and inure to the
          --------------
          benefit of the parties hereto, their legal representatives, successors in interest and permitted assigns.

     (b)  Assignment.  Because of the personal nature of the performance
          ----------
          hereunder, the parties agree that the rights, obligations, and performances required hereunder shall not be transferred or assigned without the express written consent of the parties hereto.

     (c)  Notices.  All notices required or permitted under this Agreement shall
          -------
          be in writing and personally delivered or sent by facsimile transmission as follows:

     If to Web Street Securities, Inc.  c/o:  Stuart A.  Cohn, General
                                        at:   Counsel Web Street Securities,
                                              Inc. 510 Lake Cook Road 4/th/
                                              Floor Deerfield, IL 60015

                              Facsimile:      (847) 267-9296

     If to Landsbref, Inc.              c/o:  Binni Baldursson, Manager of
                                              Intern. Investments
                                        at:   Landsbref, Ltd.
                                              Sudurlandsbraut 24
                                              108 Reykjavik
                                              Iceland

                              Facsimile:      (354) 535-2001

          or such other address as either party may from time to time designate to the other by notice duly given.

     (d)  Survival.  All covenants, representations, warranties and indemnities
          --------
          made or given under this Agreement shall survive the termination hereof.

     (e)  Entire Agreement; Amendment.  This Agreement contains the entire
          ---------------------------
          understanding of the parties, and supersedes any prior agreements or understandings, with respect to the transactions contemplated by this Agreement. This Agreement may be amended only with the express written consent of the parties hereto.

     (f)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
          accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state, and the parties agree that any dispute arising hereunder shall be decided either in the Northern District of Illinois or the Circuit Court of Cook County, Illinois.

     (g)  Partial Invalidity.  In the event any part or parts of this Agreement
          ------------------
          are found to be invalid, illegal or unenforceable in any respect, it is the intent of the parties that a court so finding shall revise or modify the provisions hereof found to be invalid, illegal or unenforceable, and the remaining provisions hereof shall nevertheless be valid and binding with the same force and effect as if the invalid, illegal or unenforceable part or parts were originally deleted.

     (h)  Attorneys' Fees and Costs.  In the event of a dispute between the
          -------------------------
          parties to this Agreement regarding the terms hereof, wherein one party files suit to enforce the terms and conditions of this Agreement (or if the parties agree to arbitrate such a dispute), the non-prevailing party (as determined by the court or arbitrator) shall be responsible for all fees, costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the prevailing party in enforcing the terms and conditions of this Agreement.

     (i)  Waivers.  Any term or provision of this Agreement may be waived, or
          -------
          the time for its performance may be extended, by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     (j)  Expenses.  Each party hereto will pay all of its own costs and
          --------
          expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

     (k)  Multiple Counterparts.  This Agreement may be signed in two or more
          ---------------------
          counterparts, each of which shall be deemed an original hereof, and all of which taken together shall be considered one and the same instrument.

     (l)  No Authority to Bind.  Neither Web Street nor Landsbref shall have the
          --------------------
          authority to bind the other, other than as expressly provided for herein.


     10.  Term and Termination.
          --------------------

     This Agreement shall automatically renew on each anniversary of the Effective Date, provided that this Agreement may be canceled by either party upon Three Hundred Sixty-Five (365) days written notice, unless otherwise agreed by the parties, and may be canceled effective immediately upon the giving of notice thereof in the event of a material breach of any of the terms hereof. In the event of a cancellation, both parties agree to assist each other and the Clearing Firm in making an orderly transition. Upon cancellation each party shall pay all amounts owed by to the other or to the Clearing Firm according to the terms of this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date hereof.


WEB STREET SECURITIES, INC.         LANDSBREF, LTD.



By:  /s/ Joseph Fox                 By:  /s/ SIGNATURE
   ---------------------------         ---------------------------------
     Its: President                      Its:   Managing Director

                                   EXHIBIT A

                          Web Street Securities, Inc.

                                   Features
                                   --------

A real-time trading pit to monitor stocks, options an mutual funds and check balances and positions;

Instantaneous (6 - 10 seconds) executions on most market orders;

Online "pop-up" and mailed confirmations;

Flat $14.95 per online trade;

Free online trades of 1,000 or more NASDAQ shares of $2 or more per share;

Free monitoring of 10 separate Watchlists of up to 10 positions each;

FREE Baseline company profiles that include company histories, market trends and individual stock movements;

FREE Real Time balances and positions; and

Optional Live Self Updating Real Time Quotes.

                                   EXHIBIT B

                          Web Street Securities, Inc.
                              Commission Schedule
                              -------------------

----------------------------------------------------------------------------------------------------------
Trades Executed via the Internet
----------------------------------------------------------------------------------------------------------
Any listed stock trade, any size                                $14.95
----------------------------------------------------------------------------------------------------------
NASDAQ Stock Trade under 1,000 shares                           $14.95
----------------------------------------------------------------------------------------------------------
NASDAQ Stock Trades 1,000 shares or more*                       FREE
----------------------------------------------------------------------------------------------------------
Equity and Index Options                                        $14.95 plus
                                                                $1.75 per contact
----------------------------------------------------------------------------------------------------------
Mutual Funds Transaction                                        $25.00
----------------------------------------------------------------------------------------------------------
*On stocks trading over $2.00 per share. For stocks trading $2.00 and under per share, $14.95.
----------------------------------------------------------------------------------------------------------
Trades Executed via a Live Representative
----------------------------------------------------------------------------------------------------------
Any listed stock trade, any size                                $24.95
----------------------------------------------------------------------------------------------------------
NASDAQ Stock Trade under 1,000 shares**                         $24.95
----------------------------------------------------------------------------------------------------------
NASDAQ Stock Trades 1,000 shares** or more                      $24.95
----------------------------------------------------------------------------------------------------------
Equity and Index Options                                        $24.95 plus
                                                                $ 1.75 per contact
----------------------------------------------------------------------------------------------------------
Mutual Funds Transaction                                        $25.00
----------------------------------------------------------------------------------------------------------
Bonds -- government, municipals, corporate                      Contact a Web Street
                                                                Account Executive for
                                                                pricing
----------------------------------------------------------------------------------------------------------
**On stocks trading over $2.00 per share. For stocks trading $2.00 and under per share, $24.95 plus one cent per share.
-----------------------------------------------------------------------------------------------------------
 Margin Rates
-----------------------------------------------------------------------------------------------------------
0 - 4,999                                                       2% above broker call
----------------------------------------------------------------------------------------------------------
5,000 - 9,999                                                   1 3/4% above broker call
----------------------------------------------------------------------------------------------------------
10,000 - 14,999                                                 1 1/2% above broker call
----------------------------------------------------------------------------------------------------------
15,000 - 19,999                                                 1 1/4% above broker call
----------------------------------------------------------------------------------------------------------
20,000 - 24,999                                                 1% above broker call
----------------------------------------------------------------------------------------------------------
25,000 and higher                                               3/4% above broker call
----------------------------------------------------------------------------------------------------------
 Broker call as quoted in Wall Street Journal
-----------------------------------------------------------------------------------------------------------

                                   EXHIBIT C

                          Web Street Securities, Inc.

                              Insurance Coverage
                              ------------------


     Web Street is a member of SIPC (Securities Investor's Protection Corporation). SIPC insures the first $500,000 of each customer account ($100,000 cash; $400,000 securities). Individual accounts are additionally insured by Web Street Securities, through Aetna Casualty & Life, up to $50 million.

                                   EXHIBIT D

                          Landsbref Pricing Schedule
               Full Service Customers - Discretionary management

     Level 1 - Regular customers                       Level 2 - VIP customers
Fees:                                             Fees:
Trades up to $15,000 = $110                       Trades up to $15,000 = $55
Trades over $15,000 = 0.75%                       Trades over $15,000 = 0.375%

Equity and Index Options      $110 plus           Equity and Index Options      $55 plus

                              $5 per contract                                   $3 per contract